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Exhibit 10.9 Commercial Lease with Draper Business Park

COMMERCIAL LEASE

         THIS LEASE (the "Lease") dated this 1st day of May 2002, is entered into by and between Draper Business Park, LC, a Utah limited liability company ("Landlord"), and Force 10 Trading, a Nevada Corporation, ("Tenant").

1.       PREMISES.

         (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the terms and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree, those certain premises (the "Premises"), shown on Exhibit A (space plan) attached hereto, which include approximately 3,678 Rentable square feet, 3,252 Usable square feet of office space. The location of the Premises is commonly known as:
Building 5, 12227 South Business Park Drive, Suite 200, Draper, Utah 84020 ("Building").

         (b) In addition, the Premises shall include the appurtenant right to use, in common with others, the site, parking and landscaped areas ("Common Area"). Landlord shall provide Tenant 5 non-reserved parking stalls per 1,000 Usable square feet of Premises in the adjacent parking lots of the Premises.

         (c) ACCEPTANCE OF PREMISES. Tenant, by taking possession of the Premises shall be deemed to accept the Premises as being in the condition in which Landlord is obligated to deliver the Premises. Tenant shall at the end of the term and any extension herein surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear, damage by fire, earthquake, or act of God excepted. Landlord has no liability and has made no representation to alter, improve, repair, or paint the Premises or any part thereof, except as specified in Section 2(c), 2(d) and 6 herein.

2.       TERM, OPTION, TENANT IMPROVEMENTS, EXPANSION.

         (a) LEASE TERM. The initial Lease Term shall be four (4) years and shall commence on or before April 5, 2002, ("Commencement Date").

         (b) BASE BUILDING IMPROVEMENTS. At Landlord's sole cost and expense, Landlord shall provide the Building's roof and structural elements ("Shell"), shall provide basic utility access to and initial HVAC units for the Premises, and shall design and construct the common areas of the Premises and Building, as more specifically outlined in Exhibit B - Base Building Improvements (collectively "Base Building Improvements").

         (c) TENANT IMPROVEMENTS. The Premises are delivered by Landlord and accepted by Tenant in is, condition including the finished interior ("Tenant Improvements") including floors, walls and ceilings. Tenant Improvements shall include all improvements to the Premises, but exclude the Base Building Improvements.

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         (d) SUBSTANTIAL COMPLETION OF TENANT IMPROVEMENTS. The Premises is
deemed complete by the parties.

3.       NON-OCCUPANCY OF IMPROVED SPACE.

IN THE EVENT TENANT DOES NOT OCCUPY THE PREMISES AND FAILS TO PAY RENTS AS REQUIRED IN SECTION 4 OF THE LEASE, THE COST OF ALL TENANT IMPROVEMENTS AND BROKERAGE COMMISSIONS INCURRED BY LANDLORD IN CONNECTION WITH THIS LEASE SHALL BECOME DUE AND PAYABLE UPON INVOICING BY LANDLORD. FURTHER, SUCH INVOICING BY LANDLORD DOES NOT WAIVE ANY OTHER RIGHTS OR REMEDIES LANDLORD MAY HAVE AGAINST TENANT FOR FAILURE TO OCCUPY.

4.       RENT.

         (a) BASE RENT. Base Rent shall be $11.00 per Rentable square foot of the Premises per year, triple net, and shall be increased annually on the anniversary date by 4% during the Lease Term. One twelfth (1/12) of the Base Rent shall be payable IN ADVANCE each month on or before the 1st day of each month during the duration of the Lease, with the security deposit referenced in
Section 33 being due upon the execution of the Lease. Any partial months shall be prorated accordingly. All Base Rent and Additional Rent (collectively "Rents") shall be paid as follows, unless otherwise directed in writing: Draper Business Park, L.C. c/o NAI Utah Commercial Property Management, Inc., 12257 South Business Park Dr. #110, Draper, Utah 84020. Base Rent shall be abated from April 2002 thru March 31, 2003.

         (b) ADDITIONAL RENT. All obligations payable by Tenant under the Lease other than Base Rent are called "Additional Rent". Unless otherwise provided, Additional Rent shall be paid with the monthly installment of Base Rent.

         (c) INTEREST, LATE CHARGES, COSTS AND ATTORNEYS' FEES. If Tenant fails to pay within five (5) days of the date due any Rents which Tenant is obligated to pay under the Lease, the unpaid amount shall bear interest at twelve (12%) percent per annum. Tenant acknowledges that any late payments of Rents shall cause Landlord to lose the use of that money and incur costs and expenses not contemplated under the Lease, including without limitation administrative, collection and accounting costs, the exact amount of which is difficult to ascertain. Therefore, in addition to interest, if any payment is not received by Landlord within five (5) days from the date it is due, Tenant shall also pay Landlord a late charge equal to five (5%) percent of the amount of each such late Rents. Further, as Additional Rent, Tenant shall be liable to Landlord for costs and attorneys' fees incurred as a result of late payments or non-payments. Acceptance of any interest, late charge, costs or attorneys' fees shall not constitute a waiver of any default by Tenant nor prevent Landlord from exercising any other rights or remedies under the Lease or at law.

5.       USE.

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         (a) The Premises shall be used for general office and any other lawful purpose incidental to Tenant's business, and no other, unless consented to in writing by Landlord. Tenant shall not do or permit to be done in or about the Premises, Building, or Common Area, anything which is prohibited by or in any way in conflict with (in the case of hazardous material, Tenant shall notify Landlord of any such materials and shall ensure that any such hazardous material is properly controlled, safeguarded, and disposed of) any and all laws, statutes, ordinances, rules and regulations now in force or which may hereafter be enacted or promulgated or which is prohibited by the standard form of fire insurance policy, or which will increase the existing rate of or affect any fire or other insurance upon the Premises, Building or any of its contents, or Common Area or cause a cancellation of any insurance policy covering the Premises or Building or any part thereof or any of its contents, or the Common Area. Tenant shall not do or permit anything to be done in or about the Premises, Building, or the Common Area which will in any way violate Rules or Regulations attached hereto as Exhibit D and those hereafter reasonably promulgated by Landlord, obstruct or interfere with the rights of other tenants, or injure them, or use or allow the Premises, Building or the Common Area to be used for any improper, immoral, or unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance, in, on or about the Premises, Building, or the Common Area or commit or suffer to be committed any waste in, on or about the Premises, Building or the Common Area.

         (b) Tenant shall not use the name of the Building in which the Premises are located, in connection with any business carried on in said Premises (except as Tenant's address) without written consent of Landlord.

         (c) Tenant shall not manufacture, assemble or store materials in the Common Area.

6.       LANDLORD'S SERVICES.

         Landlord, at its sole cost and expense, is responsible to maintain only the roof and structural elements ("Shell") of the Premises and Building. All Operating Expenses (as defined in Section 7), including but not limited to repairs, maintenance, Premises and Building utilities, Common Area utilities, Premises and Building janitorial, Common Area janitorial, sewer and garbage, insurance, taxes, and property management on the Premises, Building, and Common Area shall be performed by Landlord or its contractors by Landlord, but are the financial responsibility of the Tenant through prorated Operating Expenses as more fully outlined in Section 7 herein.

7. OPERATING EXPENSES - REPAIRS, MAINTENANCE, INSURANCE, TAXES AND PROPERTY MANAGEMENT

         Since the Premises is part of a Building or group of buildings, Tenant is responsible for a prorated share of Operating Expenses. The term Operating Expenses" shall include all direct costs of operation and maintenance of the Premises, Building(s) and Common Areas, and shall include the following costs, by way of illustration, but not limited to: repairs, maintenance, Common Area utilities, Common Area janitorial; Common Area maintenance, including snow removal, parking lot repair, and landscaping; tenant janitorial; utilities, including electricity, gas, water, sewer and garbage; security; accounting

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costs; insurance premiums; real property taxes and assessments; taxes on rents, gross receipts taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord; and property management incurred in the operation and management of the Premises, Building, and Common Area as shall be reasonably determined by the Landlord. Proration shall be on a square footage basis with all other tenants in the Building and Tenant's proration shall be calculated by multiplying the Operating Expenses by an equation, the numerator being the Rentable square feet of the Premises and the denominator being the total Rentable square feet of the Building. The Operating Expenses shall be prorated to Tenant and be payable by Tenant as Additional Rent on a monthly basis and subject to the following terms and conditions:

         (a) Tenant's prorated share of the Operating Expenses shall be computed and paid in twelve (12) equal monthly estimated payments as determined in the Landlord's reasonable discretion. Such Additional Rent shall be paid by Tenant on or before the 1st day of each month with Base Rent. As soon as is reasonably possible, but in any event within one hundred twenty (120) days following the end of each calendar year, Landlord shall furnish to Tenant a statement showing the Premises' and Building's actual Operating Expenses and the Premises or Tenant's portion for the preceding calendar year. In the case of a deficiency, Tenant shall remit within thirty (30) days of notice thereof its prorata share of such deficiency to Landlord. In the case of a surplus, Landlord shall apply said surplus to the next Additional Rent due from Tenant or if at the end of the Term Landlord shall pay such surplus to Tenant.

         (b) Tenant may review at its sole cost and expense any Operating Expenses prorated to Tenant by Landlord, including assessed real estate taxes as may be statutorily allowed. Landlord shall make available the applicable Operating Expenses' invoices and statements. However, any such review must be requested and completed within sixty (60) days of receipt of the annual statement.

         (c) Operating Expenses shall not include the following:

                  (1) Costs incurred in connection with the original construction of the Building(s) or in connection with any major change in the Building(s) such as adding or deleting floors or other buildings;

                  (2) Costs of alterations or improvements to the Premises or the premises of other tenants;

                  (3) Depreciation, interest and principal payments on mortgages, and other debt costs, if any;

                  (4) Costs of correcting major and/or latent defects in or significant design errors relating to the initial design or construction of the Building(s);

                  (5) Legal fees, space planners, fees and advertising expenses incurred in connection with the development or original leasing and/or sale of the Building(s) or future leasing of the Building;

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                  (6) Costs other than Operating Expenses for which the Landlord is reimbursed by any tenant or occupant of the Building(s) or by insurance by its carrier or any tenant's carrier or by condemnation proceeds;

                  (7) Any bad debt loss, rent loss, or reserves for bad debts or rent loss;

                  (8) The expense of extraordinary service provided to other tenants in the Building(s) which are made available to the tenant at cost or for which the tenant is separately charged and collected;

                  (9) Costs associated with the operation of the business or the partnership or corporation which constitutes the Landlord, as the same are distinguished from the costs of operation of the Building, including partnership or corporation accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Building, costs (including attorney's fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitration pertaining to the Landlord and/or the Building(s) and/or the site upon which the Building(s) is situated;

                  (10) Fines, penalties and interest;

                  (11) Any Operating Expenses in connection with the ground floor and mezzanine levels, or any other floor in the Building(s) devoted to retail operation unless such square footage is included in the rentable square footage computation for the Building(s);

                  (12) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the Building(s) or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building(s) (excluding, however, such costs relating to any common areas of the Building(s) or parking facilities);

                  (13) Expenses in connection with services or other benefits which are not offered and/or provided to the Tenant or for which the Tenant is charged directly but which are provided to another tenant or occupant of the Building(s) without a separate charge;

                  (14) Costs arising from the Landlord's political or charitable contributions;

                  (15) Costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains, or other objects of art;

                  (16) Tax penalties and interest incurred as a result of the Landlord's negligence, inability or unwillingness to make payments when due;

                  (17) Costs (including attorney's fees) incurred by the Landlord due to the violation by the Landlord or any other tenant of the terms and conditions of the lease of space in the Building(s);

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                  (18) Electricity costs and all other utilities paid for
separately by other tenants of the Building;

                  (19) Costs incurred in the cleanup of hazardous wastes or materials, unless caused by Tenant; and

                  (20) Federal, state and local income taxes of Landlord and payroll taxes of Landlord.

8.       ALTERATIONS.

         (a) Tenant will not make or suffer to be made any alterations, additions or improvements in excess of $1,000, excluding the initial Tenant Improvements, (collectively "Alterations") to or upon the Premises, Building, or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Landlord's written approval, which shall not be unreasonably withheld or delayed. Any Alterations to or upon the Premises shall be made by Tenant at Tenant's sole cost and expense and any contractor selected by Tenant to make the same shall be subject to Landlord's reasonable prior written approval. All such Alterations permanent in character, made in or upon the Premises either by Tenant or Landlord, may at the option of Landlord, become Landlord's property and, at the end of the term or any extension hereof, shall remain on the Premises without compensation to Tenant unless Landlord requests that Tenant remove any such Alterations. Notwithstanding the above, Tenant's work stations and other items of personal property shall remain Tenant's property.

         (b) Any Alterations shall, when completed, be of such a character as not to lessen the value of the Premises or such improvements as may be located thereon. Any Alterations shall be made promptly and in a good workmanlike manner, and in compliance with all applicable permits, building and zoning laws, and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and offices. The costs of any such Alterations shall be paid by Tenant, so that the Premises are free of liens, for services performed, labor and material supplied or claimed to have been supplied. Before any Alterations shall be commenced, Tenant shall pay any increase in premiums on insurance policies (provided for herein) or ensure adequate coverage is in place for all risks related to the construction of such Alterations and the increased value of the Premises.

9.       SIGNAGE.

         Any signage must be approved in writing by Landlord, which approval shall be at Landlord's sole discretion, and conform with applicable statues, ordinances, regulations or codes. Any signage must be removed, at Tenant's sole cost, at the end of the Term of the Lease or upon Tenant's failing to have possession of the Premises. The cost of installation, maintenance and removal of signage shall be paid by Tenant.

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10.      LIENS.

         Tenant shall keep the Premises and the Building free from any mechanics' and/or materialmen's liens or other liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall notify Landlord in writing at least seventy-two (72) hours before any work or activity is to commence on the Premises which may give rise to such liens to allow Landlord to post and keep posted on the Premises any notices which Landlord may deem to be proper for the protection of Landlord and the Premises from such liens.

11.      DESTRUCTION OR DAMAGE.

         (a) If the Premises is partially damaged by fire or other insured casualty:

                  (1) Landlord shall repair the same at Landlord's expense, subject to the provisions of this Section and provided such repairs can, in Landlord's reasonable opinion, be made within ninety (90) days after the fire or casualty. During such repairs, the Lease shall remain in full force and effect.

                  (2) If in Landlord's reasonable opinion the partially damaged Premises can be repaired, but not within ninety (90) days, the Landlord may elect, upon written notice to Tenant within thirty (30) days (the "Notice Date") of such damages, to repair such damages within one hundred eighty (180) days after commencement of repair and continue the Lease in full force and effect, but with Rents partially abated from the notice date until the completion of repair to the extent of the value of that portion of the Premises of whose use the Tenant is deprived during the period of such repair. In the event such repairs cannot be made within one hundred eighty (180) days, Landlord may cancel this Lease as of the date of damage by notice to Tenant on or before the Notice Date. If Landlord fails to elect to repair or to cancel, Landlord will repair the Premises and rent will abate in the same manner as provided above as though Landlord had elected to repair.

                  (3) If the partially damaged Premises is to be repaired under this Section, Landlord shall repair such damages to the Premises itself, and to the Tenant Improvements supplied by Landlord herein. Except in the event of damage resulting from Landlord's gross negligence or willful misconduct, Tenant shall be responsible for Tenant's equipment, furniture and fixtures, and other alterations, additions and improvements made by Tenant to the Premises and Building.

         (b) If in Landlord's reasonable opinion, the Premises is totally or substantially destroyed by fire or other casualty and cannot be repaired or replaced within one hundred eighty (180) days, the Lease shall terminate upon notice by Landlord.

12.      SUBROGATION.

         Landlord and Tenant waive all rights to recover against each other or against any other tenant or occupant of the building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of each other or of any other Tenant or occupant of the building, for any loss or damage arising from any cause covered by any insurance required to be carried by each of them pursuant to this Lease or any other insurance actually carried by each of them. Landlord and

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Tenant will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Building or the Premises or the contents of either of them. Tenant will cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver in this paragraph and to obtain such waiver of subrogation rights endorsements.

13.      INDEMNIFICATION.

         Tenant agrees to indemnify, defend and hold harmless Landlord and its officers, directors, partners and employees from and against all loss liabilities, judgments, demands, actions, expenses or claims, including reasonable attorney's fees and court costs, for injury to or death of any person, the release of any hazardous materials, or for damages to any property to the extent arising out of or connected with (i) the use, occupancy or enjoyment of the Leased Premises, Building, or Common Area by Tenant or Tenant's agents, employees, invitees, licensees, or contractors (the "Tenant's Agents"), or any work or activity performed by Tenant or by Tenant's Agents in, or about the Leased Premises, Building, or Common Area, including any Tenant improvements, (ii) any breach or default in the performance of any obligation of Tenant under this lease, or (iii) any negligent or intentional tortious act of Tenant or Tenant's Agents (excluding Tenant's licensees) on or about the Leased Premises, Building, or Common Area or any negligent or intentional tortious act of Tenant's licensees on or about the Leased Premises, Building or Common Area. Notwithstanding the foregoing, Tenant shall not be liable to the extent that damage or injury is determined ultimately to be caused by the negligent or intentional tortious act of Landlord, or of Landlord's employees, agents, invitees, licensees, or contractors ("Landlord's Agents"). All property of Tenant kept or stored on the Leased Premises or in the Building shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord free and harmless from any claims arising out of damage to the same, unless such damage shall be caused by the negligent or intentional tortious act of Landlord or Landlord's Agents. The indemnification contained herein shall survive the expiration or earlier termination of this lease as to acts occurring prior to such expiration or termination. If any action or proceeding is brought against Landlord, its employees or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant's expense with counsel reasonably satisfactory to Landlord.

         Except to the extent waived under Section 12 of this Lease or covered by insurance, Landlord agrees to indemnify, defend and hold harmless Tenant and its officers, directors, partners and employees from and against all liabilities, judgments, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs, for injury to or death of any person, the release of any hazardous materials or for damages to any property to the extent arising out of or connected with (i) the use, management or operation of the Building by Landlord or by Landlord's Agents, or any work or activity performed by Landlord or by Landlord's Agents in, on or about the Building, (ii) any breach or default in the performance of any obligation of Landlord under this lease, or (iii) any negligent or intentional tortious act of Landlord or Landlord's Agents on or about the Leased Premises or the Building. Notwithstanding the foregoing, Landlord shall not be liable to the extent that damage or injury is determined ultimately to be caused by the negligent or intentional tortious act of Tenant or Tenant's Agents. The indemnification contained herein shall survive the expiration or earlier termination of this

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lease as to acts occurring prior to such expiration or termination. If any action or proceeding is brought against Tenant, its employees or agents by reason of any such claim, Landlord, upon notice from Tenant, will defend the claim at Landlord's expense with counsel reasonably satisfactory to Tenant.

14.      COMPLIANCE WITH LEGAL REQUIREMENTS.

         Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, the requirements of any board of fire underwriters or other similar body now or hereafter constituted, any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, (collectively the "Applicable Laws"), insofar as any thereof relate to or affect the use or occupancy of the Premises, Building, or Common Area, excluding requirements of structural changes now related to or affected by improvements made by or for Tenant.

         Landlord shall, at its sole cost and expense, deliver the Premises in compliance with all Applicable Laws, including the American with Disabilities Act ("ADA"), except for Tenant's requirements in the immediately preceding paragraph herein.


15.      INSURANCE.

         (a) COMMERCIAL GENERAL LIABILITY. Tenant shall maintain a Commercial General Liability policy including all coverages normally provided therein. Such policies shall specifically name Landlord as an additional insured, with a cancellation period of thirty (30) days prior written notice of an cancellation. A Certificate of Insurance shall be provided to Landlord. All polices of insurance shall be issued by responsible insurance companies licensed to do business in the State of Utah.

         The minimum limits of coverage acceptable are:

                  (i) $2,000,000 Each Occurrence Combined Single Limit for Bodily Injury and Property Damage
                                   and
                  (ii)     $5,000,000 Annual Aggregate

         (b) PREMISES AND BUILDING INSURANCE. Landlord shall insure the Premises and Building, including Landlord supplied Core and Shell and Tenant Improvements as deemed necessary in Landlord's reasonable discretion. Tenant shall pay for such insurance as provided in Section 7 herein, involving Tenant's prorated share of Operating Expenses. All policies of insurance shall be issued by responsible insurance companies licensed to do business in the State of Utah.

         (c) TENANT'S ADDITIONAL INSURANCE. Tenant may, at its sole cost and expense, cause all equipment, machinery, furniture and fixtures, personal property, and Tenant Improvements supplied by Tenant from time to time used or intended to be used in connection with the operation and maintenance of the Premises, to be insured by Tenant against loss or damage. Except for losses caused by Landlord's gross negligence or willful misconduct, Landlord is in no way liable for any uninsured Tenant's property.

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16.      ASSIGNMENT AND SUBLETTING.

         In the event Tenant should desire to assign the Lease or sublet the Premises, Tenant shall give Landlord written notice of such desire at least ninety (90) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (i) to terminate the Lease as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder, or (ii) to permit Tenant to assign or sublet such space, subject to prior written approval of the proposed assignee by Landlord, such consent not to be unreasonably withheld or delayed, so long as the use of the Premises by the proposed assignee would be a permitted use and the proposed assignee is of sound financial condition as determined by Landlord. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall have deemed to have waived option (i) above, but written approval by Landlord of the proposed assignee shall still be required. Failure by Landlord to approve a proposed assignee shall not cause a termination of the Lease. Any rents or other consideration realized by Tenant under any such sublease and assignment in excess of the Rents hereunder, after amortization of the reasonable costs of extra tenant improvements for which Tenant has paid and reasonable subletting and assignment costs, shall be divided and paid ninety (90%) percent to Landlord and ten (10%) percent to Tenant.

         Notwithstanding the above, Tenant shall have the right to sublease or assign all or any portion of the Premises during the Term or any Option period to any related entity, subsidiary, or affiliate of Tenant, having at least fifty-one (51%) percent direct common ownership, without having to receive Landlord's consent, but still requiring written notice to Landlord on or before such sublease or assignment.

         No assignment or subletting by Tenant shall relieve Tenant of any obligation under the Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

17.      RULES.

         Tenant shall faithfully observe and comply with all Rules and Regulations attached as Exhibit D and those hereafter reasonably promulgated by Landlord, in writing and after reasonable notice, during the Term or any Option period herein. Landlord must apply rules equitably against all Tenants, but shall not be responsible to Tenant for the non-performance by other Building tenants, or adjacent buildings' tenants, of any of said Rules and Regulations.

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18.      ENTRY BY LANDLORD.

         The Landlord may enter the Premises or Building at reasonable hours and upon 24 hours reasonable written notice to Tenant to (a) inspect the same, (b) show the same to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all of Tenant's obligations hereunder, (d) post notices of non-responsibility or (e) make repairs required of Landlord under the Lease, repairs to adjoining space or utility service, or make repairs, alterations or improvements to the Building, provided that all such work shall be done as promptly as possible and with as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Landlord shall at all times have and retain a key to unlock all doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant). In the event of an emergency, Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises, without notice, for the limited purpose of abating as quickly as possible said emergency. Such emergency entrance shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

19.      EVENTS OF DEFAULT.

         The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of the Lease by Tenant: (a) if Tenant fails to pay Rents when and as the same becomes due and payable and such failure continues for more than ten (10) days after written notice thereof, or (b) if Tenant fails to pay any other sum when and as the same becomes due and payable and such failure continues for more than ten (10) days after written notice thereof; or (c) if Tenant fails to perform or observe any material term or condition of the Lease, such failure continues for more than thirty (30) days after written notice from Landlord, and Tenant does not within such period begin with due diligence and dispatch the curing of such default, or, having so begun, thereafter fails or neglects to complete with due diligence and dispatch the curing of such default; or (d) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or (e) if within thirty (30) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within thirty
(30) days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (f) vacation or abandonment of the Premises for a continuous period in excess of fifteen (15) days, or (g) if the Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days of receipt thereof by Tenant.

20.      TERMINATION UPON TENANT'S DEFAULT.

         If an Event of Default shall occur, Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall not be less than three (3) days after service) Tenant's right to possession shall terminate and the Lease shall terminate, unless on or before such date all Rents, arrearages and other sums due by Tenant under the Lease, including reasonable costs and attorneys' fees incurred by or on behalf of Landlord, shall have been paid by Tenant and all other Events of Default by Tenant shall have been fully cured to the satisfaction of Landlord. Upon such termination, Landlord may recover from Tenant:

         (a) the worth at the time of award of the unpaid Rents which had been earned at the time of termination; plus

         (b) the worth at the time of award of the amount by which the unpaid Rents which would have been earned after termination until the time of award exceeds the amount of such Rents loss that Tenant proves could have been reasonably avoided; plus

         (c) the worth at the time of award of the amount by which the unpaid Rents for the balance of the term of the Lease after the time of award exceeds the amount of such Rents loss that Tenant proves could be reasonably avoided; and plus

         (d) any other amount reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom; and/or

         (e) At Landlord's elections, such other amounts in addition or in lieu of the foregoing as may be permitted from time to time herein or by applicable law.

         The "worth at the time of award" of the amounts referred to in clauses
(a) and (b) above is computed by allowing interest at the rate of 12% per annum. The "worth at the time of award" of the amount referred to in clause (c) above means the monthly sum of the Rents under the Lease. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time thereafter.

21.      CONTINUATION AFTER DEFAULT.

         Even though Tenant has defaulted the Lease and abandoned the Premises, the Lease shall continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all of its rights and remedies under the Lease, including the right to recover the Rents as they become due under the Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under the Lease shall not constitute a termination of Tenant's right to possession. If any fixture, equipment, improvement, installation or appurtenance shall be required to be removed from the Premises and/or Building by Tenant, then Landlord (in addition to all other rights and remedies) may, at its election by written notice to Tenant, deem that the same has been abandoned by Tenant to Landlord, or Landlord may remove and store the same and restore the Premises to its original condition at the reasonable expense of Tenant, as Additional Rent to be paid within ten (10) days after written notice to Tenant of such expense.

22.      LANDLORD'S DEFAULT.

         If Landlord fails to perform or observe any of its material Lease obligations herein and such failure continues for thirty (30) days after written notice from Tenant, or such additional time, if any, that is reasonably necessary to promptly and diligently cure such failure after receiving written notice, Landlord shall be in breach of the Lease (a "Default"). If Landlord commits a Default, Tenant may pursue any remedies given in the Lease or under law.

23.      RIGHT TO CURE TENANT'S DEFAULTS.

         All terms and provisions to be performed by Tenant under the Lease shall be at Tenant's sole cost and expense and without any abatement of Rents. If Tenant fails to pay any sum of money, other than Rents, required hereunder or fails to perform any other act required hereunder and such failure continues for thirty (30) days after notice by Landlord, Landlord may, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as provided in the Lease. All sums paid by Landlord and all incidental costs incurred by Landlord or the value of work performed by Landlord shall be deemed Additional Rent hereunder and shall be payable within ten (10) days of written notice of such sums paid.

24.      OTHER RELIEF.

         The remedies provided for in the Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

25.      ATTORNEYS' FEES.

         In the event either party places at issue the enforcement of the Lease, or any part thereof, or the collection of any Rents, or recovery of the possession of the Premises, or files suit upon the same, then the prevailing party shall be awarded its reasonable attorneys' fees and costs from the other party.

26.      EMINENT DOMAIN.

         If all or any part of the Premises shall be taken or conveyed as a result of the exercise of the power of eminent domain, the Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate the Lease as to the balance of the Premises by written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken or conveyed shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent awards or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of the Lease or otherwise, provided that Tenant shall be entitled to any and all compensation, damages, income, rent or awards paid for or on account of Tenant's moving expenses, trade fixtures, equipment and any leasehold improvements in the Premises, the cost of which was borne by Tenant, to the extent of the then unamortized value of such improvements for the remaining term of the Lease. In the event of a taking of the Premises which does not result in a termination of the Lease, the monthly rental herein shall be apportioned as of the date of such taking so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the Premises not so taken bears to the total area of the Premises prior to such taking.

27.      SUBORDINATION, ATTORNMENT & NONDISTURBANCE; AND ESTOPPEL CERTIFICATE.

         (a) This Lease and Tenant's rights under this Lease are subject and subordinate to any first mortgage, first deed of trust or other first lien encumbrance or indenture, together with any renewals, extensions, modifications, consolidations, and replacements of them, which now or at any subsequent time affect the Premises or any interest of Landlord in the Premises or Landlord's interest in this Lease and the estate created by this Lease (except to the extent that (i) any such instrument expressly provides that this Lease is superior to it or (ii) the mortgagee under a mortgage or beneficiary or trustee under a deed of trust subordinates the mortgage or deed or trust to the Lease by filing a notice of subordination with the Salt Lake County Recorder at any time before a foreclosure sale is held pursuant to or in connection with the mortgage or deed of trust, in which case the Tenant agrees to attorn to the holder (herein the Holder") of the first mortgage, first deed of trust or first lien encumbrance). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Nevertheless, Tenant will execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee, or any holder of a deed of trust or other instrument described in this paragraph, to confirm or effect any such subordination. Tenant shall be authorized and hereby agrees to pay Rent and any and all other amounts due under this Lease to the Holder upon notice from the Holder that the Landlord's license or other authority to collect the Rents has been revoked.

         (b) If the interest of Landlord shall be acquired by Mortgagee (the term Mortgagee" as used in this Section 27 shall include any purchaser at a foreclosure sale occurring as a result of the first mortgage, first deed of trust or other first lien encumbrance or indenture), Tenant will pay to it all Rents and other sums subsequently payable under this Lease. Tenant will, upon request of any one so succeeding to the interest of Landlord, automatically become the Tenant of, and attorn to, such Mortgagee without change in this Lease. Such Mortgagee will not be:

                  (i) Bound by any payment of rent for more than one month in advance, or

                  (ii) Bound by any amendment or modification of this Lease made without its written consent, or

                  (iii) Liable for any claim against Landlord arising prior to the date on which such successor succeeded to Landlord's interest, or

                  (iv) Subject to any claim or offset of rent against the Landlord;

                  (v) Obligated to return any security deposit not actually received by Mortgagee;

                  (vi) Obligated to cure existing defaults, other than defaults of a continuing nature of which Mortgagee received notice, and in response to which Tenant afforded Mortgagee a reasonable cure period following such notice;

                  (vii) Obligated to Tenant under any provision of the Lease unless and until Tenant shall provide Mortgagee with notice of Mortgagee's default and a reasonable opportunity to cure the default before exercising any right to terminate the Lease.

Any notice delivered to the Tenant by Mortgagee shall be valid if delivered to the premises demised by the Lease.

         Upon request by Mortgagee and without cost to Landlord or Mortgagee, Tenant will execute, acknowledge, and deliver an instrument or instruments confirming the attornment. The instrument of attornment will also provide that Mortgagee will not disturb Tenant in its use of the Premises in accordance with this Lease. If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within ten (10) days after written demand, Mortgagee will be entitled to execute, acknowledge, and deliver any such document in behalf of Tenant as Tenant's attorney-in-fact. Tenant constitutes and irrevocably appoints Mortgagee as Tenant's attorney-in-fact to execute, acknowledge and deliver on behalf of Tenant any document described in this paragraph of Section 27.

28.      NO MERGER.

         The voluntary or other surrender of the Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

29.      SALE.

         In the event the original Landlord hereunder, or any successor owner of the Premises, Building, and Common Area shall sell or convey the Premises, Building, and Common Areas, and the purchaser assumes the obligations of Landlord under the Lease, all liabilities and obligation on the part of the original Landlord, or such successor owner, under the Lease accruing after such Sale shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

30.      NO LIGHT OR VIEW EASEMENT.

         Any diminution or shutting off of light or view by any structure erected on lands adjacent to the Building shall in no way affect the Lease or impose any liability on Landlord.

31.      HOLDING OVER.

         If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the Term or any Option period of the Lease, Tenant shall become a tenant from month to month upon the terms herein specified, but at a monthly Base Rent equivalent to 150% of the Base Rent at the end of the term or extension period pursuant to Section 4, payable in advance on or before the first day of each month. All Additional Rent shall also apply. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

32.      ABANDONMENT.

         If Tenant shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

33.      SECURITY DEPOSIT.

         Tenant shall deposit with Landlord upon execution of the Lease a security deposit equal to the first full month of Base Rent payable which is anticipated to be $3,371.50 ("Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of the Lease to be performed or observed by Tenant. In the event Tenant fails to perform or observe any of the provisions of the Lease to be performed or observed by it, then, at the option of the Landlord, Landlord may (but shall not be obligated to do so) apply the Security Deposit, or so much thereof as may be necessary to remedy such default or to repair damages to the Premises caused by Tenant. In the event Landlord applies any portion of the Security Deposit to remedy any such default or to repair damages to the Premises caused by Tenant, Tenant shall pay to Landlord, within thirty (30) days after written demand for such payment by Landlord, all monies necessary to restore the Security Deposit up to the original amount. Landlord will not be required to keep the security deposit separate from its general funds and Tenant will not be entitled to interest on the security deposit. The security deposit will not be a limitation on Landlord's damages or other rights under this lease, or a payment of liquidated damages, or an advance payment of the rent. If Tenant pays the rent and performs all of its other obligations under this lease, Landlord will return the unused portion of the security deposit to Tenant within thirty (30) days after the end of the term.

34.      WAIVER.

         All waivers by either party herein must be in writing and signed by such party. The waiver of any term or conditions herein shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom, practice or course of conduct between the parties be construed to waive or to lessen the right of either party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of Rents hereunder by Landlord shall not be deemed to be a waiver of any breach by Tenant of any term or condition of the Lease, regardless of Landlord's knowledge of such breach at the time of acceptance of such Rents.

35.      NOTICES.

         All notices and demands which may or are required to be given by either party to the other under the Lease shall be in writing and shall be deemed to have been fully given upon the earlier of (a) receipt, or (b) three (3) days after being deposited in the U.S. Mail or delivered to a reputable, nationally recognized overnight courier/delivery service, for overnight delivery, addressed as follows:

                  To Tenant:                Force 10 Trading
                                            12227 South Business Park Drive
                                            Suite 200
                                            Draper, Utah 84020

          WITH COPY TO:                     FORCE 10 TRADING
                                            347 Wedgewood Drive
                                            Montgomery, Texas 77356

                  To Landlord:              Draper Business Park, L.C.
                                            c/o NAI Utah Commercial Property
                                            Management, Inc.
                                            12257 South Business Park Drive
                                            Suite 110
                                            Draper, UT  84020

                  With copy to:             Wayne G. Petty
                                            MOYLE & DRAPER, P.C.
                                            175 East 400 South, No. 900
                                            Salt Lake City, UT 84111

A party may designate another place for notice, in place of those listed above, upon notice to the other party in the manner set forth in this Section.

36.      END OF TERM.

         At the end of this Lease, Tenant will promptly quit and surrender the Premises broom-clean, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Premises any trade fixtures, equipment and movable furniture placed in the premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building; Tenant will not remove any trade fixtures or equipment without Landlord's written consent if such fixtures or equipment are used in the operation of the Building or improvements or the removal of such fixtures or equipment will result in impairing the structural strength of the Building or improvements.

Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment and furniture as Landlord has requested in accordance with Section 8. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions and improvements not so removed will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account for them; and Tenant will pay Landlord for all expenses incurred in connection with such property, including, but not limited to, the cost of repairing any damage to the Building or premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

37.      COMPLETE AGREEMENT.

         There are no oral agreements between Landlord and Tenant affecting the Lease, and the Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of the Lease. The Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

38.      AUTHORITY.

         The person(s) executing the Lease on behalf of the parties herein hereby covenants and warrants that (a) such party is a duly authorized and validly existing entity under the laws of the State in which it was formed, (b) such party has and is qualified to do business in Utah, (c) such entity has full right and authority to enter into the Lease, and (d) each person executing the Lease on behalf of such entity is authorized to do so.

39.      GUARANTEE OF LEASE.

         Tenant guarantees, upon execution of the Lease, to occupy the Premises. Any failure to occupy the Premises does not release the Tenant from the obligation of paying Rents or any other terms set forth herein.

40.      MISCELLANEOUS.

         (a) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

         (b) Time is of the essence on the Lease and each and all of its terms and conditions.

         (c) The terms and conditions, benefits and burdens of this Lease shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         (d) The captions of the Lease are solely to assist the parties and are not a part of the terms or conditions of the Lease.

         (e) The Lease shall be governed by and construed in accordance with the laws of the State of Utah, and is deemed to be executed within the State of Utah.

         (f) In the event that Landlord shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or other reason of a like nature not the fault of the Landlord, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

         (g) This Lease is the result of negotiations between Landlord and Tenant and their attorneys. Consequently, Landlord or its attorney is the preparer of some provisions, while Tenant or its attorney is the preparer of other provisions. The parties agree that this Lease is not to be construed against either party as the preparer.

41.      SEVERABILITY.

         If any term or provision of the Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of the Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of the Lease shall be valid and shall be enforceable to the extent permitted by law.

42.      BROKERS.

         [Landlord only is represented by NAI Utah Commercial, Inc.]


         IN WITNESS WHEREOF, the parties have executed the Lease dated the day and year first above written.

TENANT:                                              LANDLORD:
Force 10 Trading, Inc.                               Draper Business Park, LC


/S/ JON MARPLE                                       /S/ SCOTT M. WALDRON
-----------------------------                        ---------------------------
By:  Jon Marple                                      By:  Scott M. Waldron
Its CEO                                              Its President

                                    EXHIBIT A
                                   SPACE PLAN
                                   (Attached)

                                    EXHIBIT B
                           BASE BUILDING IMPROVEMENTS

The Base Building Improvements and systems as described below shall be furnished by Landlord at Landlord's sole cost and expense. These include:

1. The Building structure will be designed for a minimum floor load of 50 lb. Live load plus a 20 lb. partition dead load.

2. The Building shell will include a core consisting of an elevator with equipment room, stairwell enclosures, 1 man and 1 woman rest-room on each floor, finished lobbies and exterior perimeter walls and windows and all building columns.

3. A Concrete floor will be installed with a smoothed trowel finish for installation of glued-down carpet. The Floor will be poured level and finished in accordance with current ACI Standard Specifications 117.

4. A Life Safety system will be installed in accordance with the more stringent of applicable national, state and local codes or the Americans with Disabilities Act, throughout the Building, including all corridors, stairwells and rest-rooms (strobes). The sprinkler system will be installed to code and connected to alarms.

5. Electrical distribution will be provided to the main panel boxes in the electrical closet on each floor. The electrical system shall be sized for seven
(7) watts per usable square foot for Tenant's consumption, over and above base building electrical requirements.

6. The Building will be equipped with a packaged-unit heating, ventilation and air conditioning system sufficient for Tenant's anticipated occupancy requirements. The system will be designed to maintain a space temperature between 70'-75' degrees F on a year-round basis, based on a maximum average occupancy of one (1) person for each 150 square feet of usable area. The requirements for ventilation shall comply with present ASHRAE (American Society of Heating, Refrigeration and Air-Conditioning Engineers) standard 62-1989 as a minimum requirement. Tenant shall be furnished with a price per ton for package unit if additional air conditioning is required.

7. Telephone service, as provided by the local utility, will be brought to Building's main telephone room.

8. Common corridor walls and walls between tenant suites will be provided with the side finished only to the common areas.

9. Roadways necessary for Tenant's access to and egress from the Building will be completed, along with parking, landscaping and sprinklers.

                                   EXHIBIT C


                              Intentionally Deleted

                                    EXHIBIT D
                              RULES AND REGULATIONS

Tenant shall comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of these Rules and Regulations by Tenant, any other tenant, or any visitor, licensee, agent, or other person or entity.

1. SIGNS, NOTICES AND DECORATIONS. No sign, placard, picture, decoration, name, advertisement or notice (collectively "Material") visible from the exterior of any tenants premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. All approved signs or lettering will be printed, painted, affixed or inscribed at the expense of the tenant desiring such by a person approved by Landlord. Material visible from outside the Building will not be permitted. Landlord may remove such Material without any liability, and may charge the expense incurred by such removal to the tenant in question.

2. CONDUCT AND EXCLUSION OR EXPULSION. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, and stairways are not for the general public, and Landlord may control and prevent access to them by all persons whose presence, in the reasonable judgment of Landlord, would be prejudicial to the safety, character, reputation and interests of the Building and its tenants. In determining whether access will be denied, Landlord may consider attire worn by a person and its appropriateness for an office building, whether shoes are being worn, use of profanity, either verbally or on clothing, actions of a person (including without limitation spitting, verbal abusiveness, and the like), and such other matters as Landlord may reasonably consider appropriate. In the event of an invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors of the Building or any other reasonable method, for the safety of the tenants and protection of the Building and property in the Building.

3. LOCKS; KEYS. No tenant will alter, change, replace or re-key any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agent or employee will retain a master key to all door locks on the Premises. Landlord will furnish to each tenant, free of charge, two (2) keys per entry door to its Premises, and two (2) Building access cards or two (2) keys to the Building. Landlord will have the right to collect a reasonable charge for additional keys and cards requested by any tenant. Each tenant, upon termination of its tenancy, will deliver to Landlord alike keys and access cards for the Premises and Building which have been furnished to such tenant. Tenant shall keep the doors of the Premises closed and securely locked when Tenant is not at the Premises.

4. USE OF RESTROOMS. The toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other foreign substances will be thrown in them. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, have caused the damage.

5. FLOOR LOADS, DEFACING OF PREMISES. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, or do any act or bring or keep anything thereon which may make void or voidable any insurance on the Premises or the Building or which may render an increased or extra premium payable for insurance.

6. COOKING; USE OF PREMISES FOR IMPROPER PURPOSES. No tenant will permit its Premises to be used for lodging or sleeping. No cooking will be done or permitted by any tenant on its Premises, except in areas of the Premises which are specially constructed for cooking as specifically provided in working drawings approved by Landlord, so long as such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules and regulations. Microwave ovens and other Underwriters' Laboratory(UL)-approved equipment may be used in the Premises for heating food and brewing coffee, tea, and similar beverages for employees and visitors. The Premises shall not be used for the storage of merchandise or for any improper, reasonably objectionable, or immoral purpose.

7. JANITORIAL SERVICE. No tenant will employ any person or persons other than the cleaning service of Landlord for the purpose of cleaning the Premises, unless otherwise agreed by Landlord in writing. If any tenant's actions result in any increased expense for any required cleaning, Landlord may assess such tenant for such expenses. Janitorial service will not be furnished on nights to offices which are occupied after business hours on those nights unless, by prior written agreement of Landlord, service is extended to a later hour for specifically designated offices.

8. FURNITURE, FREIGHT AND EQUIPMENT. No furniture, freight or equipment of any kind may be brought into the Building without the consent of the Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. All damages from moving of any kind without limitation to floor coverings, walls, doors, or elevators, shall be replaced at the cost of Tenant with equal or better materials subject to the approval of the Landlord, at Landlord's exclusive discretion. The moving tenant shall be responsible for the provision of Building security during all moving operations, and shall be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security.

9. INFLAMMABLE OR COMBUSTIBLE FLUIDS OR MATERIALS, NONINTERFERENCE OF OTHERS. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, inflammable, combustible or explosive fluid or material, or chemical substance other than limited quantities of them reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in the normal operation of the Premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord.

10. FOUL OR NOXIOUS ODORS. No tenant will use or keep, or permit to be used or kept, any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in any manner offensive, or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor interfere in any way with other tenants or those having business in the Building.

11. NAME OF BUILDING. Landlord may, with notice but without liability to any tenant, change the name of the Building.

12. ANIMALS, BIRDS AND VEHICLES. Tenant will not bring any animals or birds, other than service animals, into the Premises or Building, and will not permit bicycles or other vehicles, except in areas designated from time to time by Landlord for such purposes.

13. PARKING. Landlord shall not be responsible for any damage caused to a vehicle parked in the parking areas, unless such damage shall be a direct cause of Landlord's negligence. Any vehicles left in the parking areas overnight shall not be the responsibility of the Landlord.

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14. DISTURBANCE OF TENANTS. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building, Park or parking lot are prohibited, and each tenant will cooperate to prevent same.

15. DOORS TO PUBLIC CORRIDORS. Each tenant shall keep the doors of the Premises closed and locked, and shall shut off all water faucets, water apparatus, and utilities before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall be liable for all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants will keep the doors to the Building corridors closed at all times except for ingress and egress.

16. TELECOMMUNICATION AND OTHER WIRES. Tenant may not introduce
Telecommunication wires or other wires into the Premises without first obtaining Landlord's approval of the method and location of such introduction.

17. RULES CHANGES, WAIVERS. Landlord reserves the right at any time to change or rescind anyone or more of these Rules and Regulations or to make any additional reasonable Rules and Regulations that, in Landlord's reasonable judgment, may be necessary or helpful for the management, safety or cleanliness of the Premises or Building; the preservation of good order; or the convenience of occupants and tenants of the Building generally. Landlord will notify Tenant of said change. Tenant shall be considered to have read these Rules and Regulations and to have agreed to abide by them as a condition of Tenant's occupancy of the Premises.

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                               GUARANTEE OF LEASE

         FOR VALUE RECEIVED, and in consideration for and as an inducement to Draper Business Park L.L.C. ("Landlord") to enter into a Commercial Lease dated the ___ day of May 2002, ("Lease") with Force 10 Trading ("Tenant"), each of the undersigned hereby jointly and severally unconditionally guarantees the full performance of each and all of the terms, covenants and conditions of said Lease to be kept and performed by Tenant, including the payment of all rentals and other charges to accrue thereunder. The undersigned further agree as follows:

         1. This covenant and agreement shall continue in favor of Landlord notwithstanding any extension, modification or alteration of said Lease by the parties thereto or their successors or assigns, and notwithstanding any assignment of said Lease, with or without the consent of Landlord, and no extension, modification, alteration or assignment of said Lease shall in any manner release or discharge the undersigned.

         2. This Guarantee shall be unaffected by any bankruptcy, reorganization or insolvency of Tenant or any successor or assignee of Tenant.

         3. Landlord may, without notice, assign this Guarantee in whole or in part, and no assignment or transfer of said Lease shall operate to extinguish or diminish the liability of the undersigned.

         4. In the event any right of action accrues to Landlord under said Lease, Landlord may, at its option, proceed directly against the undersigned without having first commenced any action, or first having obtained any judgment, against Tenant.

         5. The undersigned shall pay Landlord's reasonable attorney's fees and all costs and other expenses incurred by Landlord in any collection or attempted collection of, or in any negotiations relative to, the obligations hereby guaranteed, or in enforcing this Guarantee against the undersigned.

         6. The undersigned hereby waive notice of any demand by Landlord and notice of default in payment of rent or any other amount contained or reserved in said Lease.

         The use of the singular herein shall include the plural. The liability of each of the undersigned shall be joint and several. The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties named herein.

                            [Signatures on next page]

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                  IN WITNESS WHEREOF, each of the undersigned has cause his
guarantee to be executed as of the date set forth in the Lease.


                  /S/ JON H. MARPLE
                  --------------------------------

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